Exhibit 99.1

Imation Articulates Strategy for Use of Excess Cash

OAKDALE, Minn.--(BUSINESS WIRE)--(October 19, 2015) – Imation Corp. (NYSE:IMN) (“Imation” or the “Company”) today announced that following a review by the Board of Directors (the “Board”) of the Company, it will actively explore new alternative uses for its excess capital.  The decision follows a review by a Strategic Alternatives Committee that was formed in August 2015 to work with management and make recommendations to the Board regarding the Company’s use of its excess capital.  The Strategic Alternatives Committee has also been tasked with (i) examining opportunities to deploy the Company’s excess cash and (ii) developing initiatives for strategic value creation.  The Strategic Alternatives Committee has concluded that the Company’s initiatives should not be limited solely to the Company’s areas of historical focus and that the Company should consider opportunities to diversify its business activities.  The scope of the acquisition opportunities to be considered by Imation may be outside of industries that comprised the Company’s historical focus, and may be sourced in the private and public markets.  The Company generally expects to evaluate opportunities where it can acquire businesses that it can actively manage and oversee, but may make investments in opportunities that it will not control.

Newly appointed Interim CEO, Bob Fernander, will lead the evaluation and deployment of capital in conjunction with the Strategic Alternatives Committee.  “Imation will have a flexible mandate with the sole goal of applying the investment and operating expertise of our executive team and board to generate profits, and the Company’s executive team  and Strategic Alternatives Committee will be tasked with sourcing these opportunities,” said Mr. Fernander.  “Our engaged Board and management team will allow us the capacity to execute our restructuring, build the Company’s storage assets and deploy excess capital, all three contributing to growing shareholder equity.”

About Imation

Imation’s (NYSE: IMN) principal line of business is global data storage and information security.  This business’ products and solutions help organizations and individuals store, manage and protect digital content.  Imation’s storage and security solutions include Nexsan high-density, archive and solid-state optimized unified hybrid storage solutions; IronKey™ mobile security solutions that address the needs of professionals for secure data transport and mobile workspaces; Connected Data file sync and share appliances; and consumer storage solutions, audio products and accessories sold under the Imation and Memorex brands.  Imation reaches customers in more than 100 countries through a powerful global distribution network.  In addition, following the strategic review announced in October 2015, the Company expects to seek and explore new opportunities that will allow it to pursue a diverse range of business opportunities.  For more information, visit www.imation.com.

Risk and Uncertainties

Certain information contained in this press release, and in oral statements made from time to time by our representatives, which does not relate to historical financial information, may be deemed to constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include information concerning strategic initiatives and potential acquisitions, the results of operations of our existing business lines and our ability to implement our restructuring plans, as well as other actions, strategies and expectations, and are identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions.  Such statements are subject to a wide range of risks and uncertainties that could cause our actual results in the future to differ materially from our historical results and those presently anticipated or projected.  We wish to caution investors not to place undue reliance on any such forward-looking statements.  Any forward-looking statements speak only as of the date on which such statements are made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date.  Risk factors include various factors set forth from time to time in our filings with the Securities and Exchange Commission including the following: our ability to successfully implement our strategy for our existing business as well as other lines of business that we may pursue; our ability to grow our business in new products with profitable margins and the rate of revenue decline for certain existing products; our ability to successfully identify suitable acquisition targets to implement our new strategy and to compete for these opportunities with others who may have greater resources; our ability to conduct due diligence on businesses we acquire to ensure that we have identified and addressed key aspects of liability and risk; the impact of expending significant resources in considering acquisition targets or business opportunities that are not consummated; the possible need to raise additional debt or equity financing for acquisitions in addition to the use of our excess cash; the impact of additional material charges and expenses associated with our oversight of acquired or target businesses and the integration of acquired businesses into our systems for financial reporting; our ability to successfully integrate current and future acquired businesses into our existing operations and achieve the expected economic benefits; our ability to effectively increase the size of our organization, if needed, and manage our growth; our ability to meet future revenue growth, gross margin and earnings targets; the ability to quickly develop, source, introduce and deliver differentiated and innovative products; our potential dependence on third parties for new product introductions or technologies in order to introduce our own new products; our ability to successfully implement restructuring plans; foreign currency fluctuations; the ready availability and price of energy and key raw materials or critical components including the effects of natural disasters and our ability to pass along raw materials price increases to our customers; continuing uncertainty in global and regional economic conditions; our ability to identify, value, integrate and realize the expected benefits from any acquisition which has occurred or may occur in connection with our strategy; the possibility that our goodwill and intangible assets or any goodwill or intangible assets that we acquire may become impaired; the ability of our security products to withstand cyber-attacks; the loss of a major customer, partner or reseller; changes in European law or practice related to the imposition or collectability of optical levies; the seasonality and volatility of the markets in which we operate; significant changes in discount rates and other assumptions used in the valuation of our pension plans; changes in tax laws, regulations and results of inspections by various tax authorities; tax consequences associated with our acquisition, holding and disposition of target companies and assets; our ability to successfully defend our intellectual property rights and the ability or willingness of our suppliers to provide adequate protection against third party intellectual property or product liability claims; the outcome of any pending or future litigation and patent disputes; our ability to access financing to achieve strategic objectives and growth due to changes in the capital and credit markets; limitations in our operations that could arise from compliance with the debt covenants in our credit facilities; our ability to retain and attract key employees to manage our existing businesses and the businesses we may acquire; increased compliance with changing laws and regulations potentially affecting our operating results; failure to adequately protect our information systems from cyber-attacks; the effect of the announcement of our review of strategic alternatives; and the volatility of our stock price due to our results or market trends.

CONTACT:
Imation Corp.
Scott Robinson, 651-704-4311
srobinson@imation.com